Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

a) Series B Preferred Stock Dividends: On January 15, 2020, the Company paid a dividend on its series B preferred stock, amounting to $0.5546875 per share, or $1,442, to its stockholders of record as of January 14, 2020.

b) Sale of vessels: On January 29, 2020, the Company through a separate wholly-owned subsidiary entered into a Memorandum of Agreement to sell to an unaffiliated third party the vessel Norfolk, for a sale price of $9,350 before commissions. In February 2020, the buyers of Calipso (Note 4) and the buyers of Norfolk elected to exercise their right to cancel the contract as a result of vessels’ missing the cancelling dates due to unforeseen events, unrelated to the condition of the vessels. On February 26, 2020, the Company signed a new Memorandum of Agreement to sell the vessel Norfolk to an unaffiliated third party for a sale price of $8,750 before commissions and was delivered to the buyer in March 2020.

c) Share repurchases: On February 7, 2020, the Company repurchased, in a tender offer announced in January 2020, 3,030,303 shares of its common stock at a price of $3.30 per share. Additionally, in March 2020, the Company repurchased 1,088,034 shares of common stock under its share repurchase plan authorized in May 2014, for $1,895 including commissions (Note 8(g)).

d) Investment in Performance Shipping: In February 2020, the Company received an offer from Performance Shipping to redeem the Series C Preferred Stock owned by the Company for an aggregate price of $1,500. The Company’s Board of Directors formed a special committee to evaluate the transaction with the assistance of an independent financial advisor. The transaction was recommended by the special committee to the Board of Directors, which resolved to accept the offer. The transaction was concluded on March 27, 2020 with the receipt of the related funds by Performance Shipping.

e) Annual Incentive Bonus: On February 19, 2020 the Company’s Board of Directors approved the award of 2,200,000 shares of restricted common stock to executive management and non-executive directors, pursuant to the Company’s 2014 equity incentive plan. The fair value of the restricted shares based on the closing price on the date of the Board of Directors’ approval was about $5,984 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years for all directors except for two whose shares will be awarded without vesting restrictions due to their resignation from the board.

f) Covid-19 outbreak: On March 11, 2020, the World Health Organization declared the 2019 Novel Coronavirus (the “Covid-19”) outbreak a pandemic. In response to the outbreak, many countries, ports and organizations, including those where the Company conducts a large part of its operations, have implemented measures to combat the outbreak, such as quarantines and travel restrictions. The Company’s financial and operating performance may be adversely affected by the recent coronavirus outbreak. Any prolonged restrictive measures in order to control the spread of Covid-19, or other adverse public health developments in Asia or in other geographies in which the Company’s vessels operate may significantly impact the demand for the Company’s vessels and in turn, may eventually lead to a material and adverse effect on the Company’s business operations, and financial condition.